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                                                                Exhibit 10(bh)


                                DEFIANCE, INC.
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                            Effective July 1, 1995


                                 Amendment # 1
                                --------------


     Article IV, Item 4.3 is amended to add the following language at the end of the paragraph:

          "Notwithstanding the foregoing, for any given fiscal year beginning with the fiscal year ended June 30, 1998, an amount relating to such fiscal year shall be credited to the Account of each Participant employed by the Company on the last day of such fiscal year, in accordance with the schedule of contributions set forth in Appendix B hereto without regard as to whether or not Threshold Performance is attained."

     Executed at Cleveland, Ohio this 24th day of July, 1997.



     ATTEST:                           DEFIANCE, INC.





     /s/ Michael F. Meier              By      /s/ Jerry A. Cooper
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                                       Title   President/C.E.O.
                                              -------------------------